Exhibit 99.6
Financial expectations under implied Herrick Assumptions

We have modeled a scenario based on the Herricks' suggestions and historical management decisions Herrick Assumptions (Implied) Key Assumptions BCC implementation ceases in 2H'09 No additional restructuring costs or CapEx associated with moves No additional benefit from low-cost sourcing, beyond moves already completed Inventory level follows historical performance Inventory increases to 81 days of COGS CapEx follows historical performance CapEx increase to 4.5-5.0% of sales Efforts to reduce vertical integration cease Dividend of $40 MM / year ($10 MM / quarter) paid beginning 1Q 2010 Payments for executive severance and Foundation Litigation reimbursement in 2009 Executive severance of $6.7 MM Foundation litigation reimbursement of $2.0 MM All other assumptions follow management's model Volume follows identical path (to 13.7 MM in 2012) Pricing is unchanged Currency is unchanged Regional manufacturing costs are unchanged Historical Performance (2001-2005) 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Inventory Days 64 71 79 97 69 87 74 77 55 52 Inventory Level Days Inventory (COGS) Historical Avg: 81 days Management Target: ~60 days 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 CapEx % 0.04 0.039 0.047 0.055 0.046 0.044 0.061 0.035 0.008 0.008 Capital Expenditure CapEx (% of Sales) Historical Avg: 5.1% Management Target: ~2.8%

Projections 2008 2009P 2010P 2011P 2012P Volume 13.67 10.38 11.49 12.6 13.71 Net Sales 968900 669612 816964 898560 980155 GM at Std 0.21 0.13 0.16 0.16 0.16 GM at Actual 0.1 0.08 0.12 0.13 0.13 SG&A 128800 123845 108641 108641 108641 Non Recurring 43500 17312 0 0 0 Op. Inc -71100 -87867 -11975 5276 22528 EBITDAR 14900 -30569 30596 47847 65099 Op. Inc -71100 -98028 -1402 16033 52989 EBITDAR 14900 -30569 55135 72271 95560 Under the Herrick assumptions, EBIT recovers more slowly and the company runs out of cash in 2010 New Assumptions BCC implementation ceases 2H'09 CapEx returns to historical average of ~5% of sales Inventory returns to historical average of ~81 days COGS Dividend $40 MM/yr starting 2010 Management severance ($6.7 MM) and Foundation litigation costs ($2.0 MM) are paid in 2009 Revenue ($ MM) SG&A, Restructuring, Op. Inc., EBITDAR ($ MM) Revenue SG&A Restructuring EBITDAR Op. Inc. (EBIT) Ending Cash: $111 MM 60 -11 -85 -145 -7% -13% -1% 5% 7% 2% -5% Revenue and Profitability (Herrick) 1% 2% 4% Cash is depleted Shared Assumptions Volume recovers gradually from recession, reaching 13.7 MM (~'08 level) by 2012 Dollar weakens slightly Brazil Real maintains strength at 1.90 / USD by 2010 Indian Rupee strengthens to 45 / USD by 2010 Euro maintains strength at $1.39 / EUR by 2010 Product cost improvements sufficient to maintain share at current gross margin No inflation (pricing and costs flat) and no mix shift from 1Q'09 No cash dividend

2008A 2009P 2012P Operating Income -71100 -87867 22528 Blank -71100 -123265 -115908 -84962 -84962 0 0 -16582 730 0 Increase (pos) 15534 0 22528 Increase (neg) -54929 -7357 -30946 -87867 -15204 -17312 730 Decrease (pos) 15534 Decrease (neg) -107094 -2905 -31786 2010-2012 Modest profitability improvement will be driven by cost reduction and return of volume Operating Income ($ MM) 2008 A 2009 Strategic Imperatives Fixed cost reduction SG&A reduction* Strategic Imperatives Regain volume * Impact of SG&A reductions is partly masked in 2009 due to expenses outside ordinary course of business 2009 P 2012 P Volume Over Head SG&A* Restructuring (change) Other / Currency Volume Over Head SG&A* Restructuring (change) Other / Currency Operating Income Evolution (Herrick)

2008A 2009P 2012P Operating Income 110739 59702 -145273 Blank 55172 55172 71665 38157 20845 20845 65388 59702 40795 40795 76913 0 -8890 -8890 -128890 Increase (pos) 27759 44543 5732 91031 Increase (neg) -42105 Decrease (pos) 55567 11266 33508 17312 11418 18907 54913 76913 Decrease (neg) -50995 -120000 -16384 2010-2012 2009 Under these assumptions, the company would consume cash every year and deplete cash in 2010 Cash and Equivalents ($ MM) 2008 A Inc. from Cont. Ops., before Restructuring 2009 P 2012 P Cash Position Evolution (Herrick) Depreciation & Non-Cash Inc. Working Capital (A/R + Inv - A/P) Restructuring for BCC, Severance, Etc Pension Reversion Capital Expenditure US Income Tax Recovery Other Depreciation & Non- Cash Income Working Capital (A/R + Inv - A/P) Capital Expenditure Brazil VAT Tax Recovery Other Excludes discontinued operations Inc. from Cont. Ops., before Restructuring Dividends

Under management assumptions, cash in 2012P is +141 MM; under Herrick assumptions, it is -$145 MM Cash Comparison in 2012 (Management vs. Herrick) Management Herrick Cash in 2012 140751 -145273 Blank 64820 2440 0 -22496 -22496 -142496 Increase (pos) Increase (neg) -37794 Decrease (pos) 75931 62380 2440 Decrease (neg) -60290 -120000 -2778 Cash and Equivalents ($ MM) Inc. from Cont. Ops., before Restructuring Working Capital (A/R + Inv - A/P) Capital Expenditure Other Restructuring for BCC, Severance, Etc 2012 P (Management) 2012 P (Herrick) -$76 MM -$62 MM -$63 MM +$38 MM $141 MM -$145 MM Figures represent sources of difference in 2012 cash level between management projections and projections with implied Herrick assumptions Excludes discontinued operations Dividends -$120 MM

COMPANY CONFIDENTIAL 6 Tecumseh Products Company has filed a definitive proxy statement/prospectus and other relevant documents concerning the special meeting with the United States Securities and Exchange Commission ("SEC") on July 10, 2009. Before soliciting proxies, the Company will provide shareholders with the definitive proxy statement/prospectus. The Company advises shareholders to read the definitive proxy statement/prospectus because it contains important information about the Company and certain proposals to be presented to a vote of shareholders at its 2009 Annual Meeting. Shareholders may obtain free copies of the definitive proxy statement/prospectus and other documents the Company files with the SEC at the SEC's website at www.sec.gov. They may also access a copy of the Company's definitive proxy statement/prospectus by accessing www.tecumseh.com. In addition, shareholders may obtain a free copy of the definitive proxy statement by contacting Georgeson Inc. toll free at (866) 203-1198 (banks and brokers call (212) 440-9800). The Company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the annual meeting. Information about the participants is set forth in the definitive proxy statement/prospectus. Information about the participants' direct or indirect interests in the matters to be considered at the annual meeting is also contained in the proxy statement/prospectus referred to above.